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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                   August 2, 2005
                                                  --------------------



                          INSITUFORM TECHNOLOGIES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     0-10786                 13-3032158
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


  702 Spirit 40 Park Drive, Chesterfield, Missouri                  63005
----------------------------------------------------         -------------------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number,
including area code                                     (636) 530-8000
                                                   ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.        Results of Operations and Financial Condition.
                  ---------------------------------------------

                           Insituform Technologies, Inc. (the "Company")
                  issued an earnings release on August 2, 2005, to announce its financial results for the second quarter ended June 30, 2005. A copy of the August 2, 2005 earnings release is furnished herewith as Exhibit 99.1. On August 3, 2005, the Company held a conference call in connection with its August 2, 2005 earnings release. A transcript of the conference call is furnished herewith as Exhibit 99.2.

                           On August 8, 2005, the Company issued an earnings
                  release to announce a downward revision to its second quarter 2005 financial results issued on August 2, 2005. A copy of the August 8, 2005 earnings release is furnished herewith as Exhibit 99.3. Certain of the financial information announced in the August 2, 2005 press release, which is affected by the adjustment announced in the August 8, 2005 press release, will be updated in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

                           The information in this Current Report on Form
                  8-K, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed "filed" for purposes of
                  Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01.        Regulation FD Disclosure.
                  ------------------------

                           The Company issued an earnings release on August
                  2, 2005, to announce its financial results for the second quarter ended June 30, 2005. A copy of the August 2, 2005 earnings release is furnished herewith as Exhibit 99.1. On August 3, 2005, the Company held a conference call in connection with its August 2, 2005 earnings release. A transcript of the conference call is furnished herewith as
                  Exhibit 99.2.

                           On August 8, 2005, the Company issued an earnings
                  release to announce a downward revision to its second quarter 2005 financial results issued on August 2, 2005. A copy of the August 8, 2005 earnings release is furnished herewith as Exhibit 99.3. Certain of the financial information announced in the August 2, 2005 press release, which is affected by the adjustment announced in the August 8, 2005 press release, will be updated in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

                           The information in this Current Report on Form
                  8-K, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed "filed" for purposes of
                  Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

                  (c)      Exhibits.
                           --------

                           See the Index to Exhibits attached hereto.



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             INSITUFORM TECHNOLOGIES, INC.



                             By:  /s/ David F. Morris
                                -----------------------------------------------
                                David F. Morris
                                Vice President, General Counsel and Secretary

Date: August 8, 2005



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                              INDEX TO EXHIBITS

Exhibit         Description
-------         -----------

99.1            Earnings Release of Insituform Technologies, Inc., dated
                August 2, 2005.

99.2 Transcript of Insituform Technologies, Inc.'s August 3, 2005 conference call.

99.3 Revised Earnings Release of Insituform Technologies, Inc., dated August 8, 2005.